UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 13, 2021

APPLIED UV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39480	84-4373308
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

150 N. Macquesten Parkway Mount Vernon, NY	10550
(Address of principal executive offices)	(Zip Code)

(914) 665-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AUVI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

The Acquisition

On October 13, 2021, Applied UV, Inc. (the “Company”), entered into an asset purchase agreement (the “APA”) by and among the Company, SteriLumen, Inc., a New York corporation and wholly-owned subsidiary of the Company (the “Purchaser”), on the one hand, and Old SAM Partners, LLC, formerly known as Scientific Air Management LLC, a Florida limited liability company (the “Seller”), on the other pursuant to which the Purchaser acquired substantially all of the assets of the Seller (the “Scientific Air Business”), including the assignment of an exclusive distribution agreement, and assumed certain of its current liabilities and contract obligations, as set forth in the APA (the “Acquisition”). On October 13, 2021 (the “Closing Date”), the transactions contemplated by the APA were completed.

On the Closing Date, the Seller received, as consideration for the Acquisition, the purchase price consisting of (i) $9,500,000 in cash; and (ii) 200,000 shares of the Company’s common stock (the “Closing Payment Shares”); and (iii) 200,000 unvested shares of the Company’s common stock, which are subject to cancellation (the “Earn-out Shares”).

Purchase Price Adjustments

If the average price of the Company’s common stock during the period that is 20 trading days prior to the sixth month anniversary of the Closing Date is below $10.00 per share (the “Free Trading Date Value”), then the Seller shall be paid an amount in cash equal to the product of (x) the difference between $10.00 and the Free Trading Date Value, multiplied by (y) the number of shares comprising the Closing Payment Shares still owned by the Seller and its affiliates.

If the average price of the Company’s common stock during the period that is 20 trading days prior to March 31, 2023 (the “Vesting Date”) is less than $10.00 per share (the “Vesting Date Value”), then the Seller shall be paid an amount in cash equal to the product of (x) the difference between $10.00 and the Vesting Date Value, multiplied by (ii) the number of Earn-Out Shares that have not been canceled prior to the Vesting Date.

If the EBITDA for the Scientific Air Business in 2021 is less than $3,125,000, then on the Vesting Date, any amount owed to the Seller pursuant to the preceding paragraph will be reduced by the 2021 Claw Back Amount (but not to an amount less than zero). If the amount payable to the Seller pursuant to the preceding paragraph is less than the 2021 Claw Back Amount (such difference being the “2021 Claw Back Amount Shortfall”), then a number of Earn-Out Shares equal to the product of (A) the 2021 Claw Back Percentage and (B) the number of Earn-Out Shares owned by the Seller and its affiliates (prior to application of the next paragraph) shall be cancelled as of the Vesting Date and returned to the Purchaser.

If the EBITDA for the Scientific Air Business in 2022 is less than $8,500,000, then a number of Earn-Out Shares that equals the product of (A) the 2022 Claw Back Percentage and (B) the number of Earn-Out Shares owned by the Seller and its affiliates (after application of the preceding paragraph) shall be cancelled as of the Vesting Date and returned to the Purchaser.

“2021 Claw Back Amount” means (x) $0, if the EBITDA for the Scientific Air Business in 2021 is equal to or greater than $3,125,000 and (y) the dollar amount equal to the product of (x) the percentage by which (to the dollar) the EBITDA for the Scientific Air Business in 2021 is less than $3,125,000 multiplied by (y) $2,000,000.

“2021 Claw Back Percentage” means if there is a 2021 Claw Back Shortfall, the percentage by which $3,125,000 minus the 2021 Claw Back Amount Shortfall is less than $3,125,000.

“2022 Claw Back Percentage” means (x) 0%, if the EBITDA for the Scientific Air Business in 2022 is equal to or greater than $8,500,000 or if the EBITDA for the Scientific Air Business in 2022 is less than $8,500,000 (y) the percentage by which the EBITDA for the Scientific Air Business in 2022 is less than $8,500,000.

Employment/Independent Contractor Agreements

In connection with the Acquisition, the Purchaser has executed an employment agreement and independent contractor agreements with four key executives of the Seller.

The foregoing summary of the APA and the Acquisition does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the APA, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01, the disclosure set forth in Item 1.01 above regarding the acquisition of assets pursuant to the APA is incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02, the disclosure set forth in Item 1.01 above regarding the issuance of shares of the Company’s common stock pursuant to the APA is incorporated by reference into this Item 3.02.

Item 7.01.  Regulation FD Disclosure.

On October 14, 2021, we issued a press release announcing the acquisition and certain expected financial information regarding the Seller.  A copy of this press release is furnished (not filed) as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by this Item, with respect to the acquisition described in Item 1.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b) Pro forma financial information.

The pro forma financial information required by this Item, with respect to the acquisition described in Item 1.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(c) Exhibits.

Exhibit Number	Description
2.1*	Asset Purchase Agreement dated as of October 13, 2021, by and among Applied UV, Inc., SteriLumen, Inc., and Old SAM Partners, LLC.
99.1	Press release dated as of October 14, 2021.

* Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED UV, INC.

Date: October 19, 2021	By: /s/ Keyoumars Saeed
Name: Keyoumars Saeed
Title: Chief Executive Officer

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